                                                                    Exhibit (10)

            1998 INCENTIVE COMPENSATION PLAN FOR MARVIN S. CADWELL
            ------------------------------------------------------

The incentive compensation plan for Mr. Cadwell for 1998 is not set forth in a formal document. In summary, Mr. Cadwell's calculated bonus amount will be computed using a targeted bonus, which will be adjusted based on the Company's performance against targeted earnings per share. The calculated bonus may range from 0% to 125% of the targeted bonus. The calculated bonus is subject to further adjustment based on sales attainment versus target. Such adjustment may range from 60% to 120% of the calculated bonus. The result from the preceding sentence is subject to a final adjustment, which may range from 90% and 115%, based on improvement in accounts receivable days outstanding versus target.

                                                                    Exhibit (10)



                          1998 SMS Senior Management
                       Incentive Compensation Plan for:



                       ________________________________


                         Plan Year: 1/1/98 - 12/31/98
                                    -----------------


                 Approved by:_________________________________
                                 Marvin S. Cadwell, CEO

                             Date: ___________________________


                 Accepted by:_________________________________


                             Date: ___________________________

I.     Compensation Components
       -----------------------

       Incentive compensation paid to Participants under this Plan, if any, is only one portion of a Participant's overall compensation. This plan and the associated targets/quotas may be adjusted, changed or terminated at any time to compensate for changes in sales, support or marketing emphasis.

II.    Summary of ICP Components & Targets
       -----------------------------------

       The objective of this Incentive Compensation Plan (ICP) is to compensate the plan Participant in proportion to his/her contributions to SMS' achievement of its sales, revenue, pretax income margin, and accounts receivable/cash flow objectives, and to the achievement of certain general management challenges. The definitions of these Performance Indicators are contained in Section V below. Specific ICP components are identified in Attachment A.

III.   Specific Measurement of ICP Components
       --------------------------------------

       A) Performance Indicators - The incentive compensation will be based on
          ----------------------
          the achievement of the targets for three (3) Performance Indicators, namely Sales, Revenue/Pretax Income Margin %, and Accounts Receivable Days. These indicators may apply to SMS' Consolidated and Domestic operations, and to the Participant's more customized Focus Area.

          The actual bonus payments related to these Performance Indicators will be determined using the tables on Attachment B (by first computing actual performance against each Performance Indicator target in order to determine the payout factor; then multiplying each payout factor by the relevant Bonus Potential amount specified in the table in Section II above).

       B) General Management Challenges - A bonus will be paid for performance
          -----------------------------
          against General Management challenges that are assigned by the Participant's immediate manager. Specific General Management Challenges are identified in Attachment A.

          Performance against these General Management Challenges, and the determination of the corresponding bonus payments, will be determined by the Participant's immediate manager.

IV.    ICP Payment Policies
       --------------------

       A) Except where specifically stated, this Plan does not provide for vesting of any Plan component prior to the end of the Plan year. Further, no commission or bonus will be paid under this Plan to a Participant who terminates employment on or before the date on which payment under the Plan is made.

       B) None of the above listed bonuses will be considered earned unless the participant is an employee on March 31, 1999, or at the time of payment, if prior to that date.

       C) Incentive compensation earned under this plan will be paid by March 31, 1999 or as soon as practical thereafter.

       D) Participants who enter the plan during the year or after the plan year starts will receive prorated payments based on the percentage of months the Participant was in the plan during the year.

       E) There are no draws under this plan.

       F) The maximum bonus payout under this plan is three (3) times the Bonus Potential for each Performance Indicator, plus 100% of the General Management Challenges Bonus. If performance exceeds the thresholds at which the Performance Indicator maximums are set, a Senior Management review will occur to determine whether any additional bonuses will be paid.

       G) This plan and the associated targets/quotas may be adjusted, changed, or terminated at any time, to compensate for changes in sales, support or marketing emphasis.

       H) At management's discretion, up to 20% of the earned bonus may be paid in restricted stock.

V.     Definitions of ICP Terms
       ------------------------

       A) Sales - The present value of the new SMS solutions (includes
          -----
          software, support, professional services, and hardware) , net of direct costs, sold by SMS organizations during 1998, as reported in the monthly Sales Report produced by Sales Analysis and ICP Support (labeled SOLUTIONS GROWTH SALES). This does not include the renewals, extensions, or conversions of existing revenue streams. To be included in the Sales Report, the contract must be signed and dated by both the customer and SMS.

       B) Revenues - Net revenue (i.e. gross revenue less cost of hardware
          --------
          sales), as reported by Accounting. These targets are subject to increases during the year, for any material changes to SMS' financial plan.

       C) Pretax Income - Revenues, as defined above, less direct expenses
          -------------
          (including all bonus costs of this plan) and overhead expenses, as reported by Accounting. These targets are subject to increases during the year, for any material changes to SMS' financial plan.

       D) Pretax Income Margin % - The result of dividing Pretax Income by
          ----------------------
          Revenues, both as defined above.

       E) Accounts Receivable Days - The 12 Month Average A/R Days, as
          ------------------------
          determined by Accounting, using each month's A/R Days for all receivables (including billed, unbilled, and accrued receivables, less the relevant bad debt reserves). Each month's A/R Days are calculated using the month-end accounts receivable balance divided by the average monthly revenues for the three most recent months.

                                                                    ATTACHMENT A

1998 SMS Senior Management ICP


A. ICP Components and Potential

                                                Focus Area (A)        CONSOLIDATED          Total Bonus
                                               (Potential @ 100%    (Potential @ 100%    (Potential @ 100%
                                                 Achievement)         Achievement)         Achievement)
----------------------------------------------------------------------------------------------------------
Performance Indicators:
----------------------------------------------------------------------------------------------------------
  Sales
----------------------------------------------------------------------------------------------------------
  Revenue/Pretax Income Margin %
----------------------------------------------------------------------------------------------------------
  Accounts Receivable Days
----------------------------------------------------------------------------------------------------------
   Subtotal - Perf. Indicators Bonus
----------------------------------------------------------------------------------------------------------
General Mgmt Challenge Bonus
----------------------------------------------------------------------------------------------------------
   Total Bonus
----------------------------------------------------------------------------------------------------------

A)   Focus Area is defined as

B. General Management Challenges

                                                                                                                        ATTACHMENT B

                   1998 SENIOR MANAGEMENT ICP - BONUS SCALES
                   -----------------------------------------

1. SALES -

-----------------------------------------
    % ATTAINED            % BONUS
    vs. TARGET            EARNED
-----------------------------------------
    = or (less than) 90      0%
       91%                  35%
       92%                  45%
       93%                  55%
       94%                  65%
       95%                  75%
       96%                  80%
       97%                  85%
       98%                  90%
       99%                  95%
       100%                100%
       (A)                  (A)
-----------------------------------------

(A) For each % of Sales Attainment over 100%, the
    Sales-related bonus % will increase by an additional 2%, up to a maximum payout of 300% of the Sales Bonus Potential
    (@ 200% Attainment).

2. REVENUE/PRETAX INCOME MARGIN %  - CONSOLIDATED

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 Net Revenue Attainment                      1998 Pretax Income Margin Percentage - CONSOLIDATED RESULTS
       vs. Target                                          = or >
= or >         (less than)       11.9%      12.0%      12.1%     12.2%      12.3%       12.4%       12.5%       12.6%       12.7%
---------------------------------------------------------------------------------------------------------------------------------
 110%                           180%       185%       190%      200%       220%        250%        275%        300%        300%
 109%          110%             170%       175%       180%      190%       205%        230%        255%        300%        300%
 108%          109%             160%       165%       170%      180%       190%        215%        240%        275%        300%
 107%          108%             150%       155%       160%      170%       175%        200%        225%        250%        275%
 106%          107%             140%       145%       150%      160%       165%        185%        210%        230%        250%
 105%          106%             130%       135%       140%      150%       155%        170%        195%        215%        225%
 104%          105%             120%       125%       130%      140%       145%        160%        180%        200%        210%
 103%          104%             110%       115%       120%      130%       135%        150%        165%        185%        195%
 102%          103%             100%       105%       110%      120%       125%        140%        150%        170%        180%
 101%          102%              85%       100%       100%      110%       115%        130%        140%        155%        165%
 100%          101%              65%        80%        85%      100%       110%        120%        130%        140%        150%
 99%           100%              40%        60%        65%       90%       100%        110%        120%        120%        130%
 98%            99%              10%        35%        40%       80%        90%        100%        110%        110%        120%
 97%            98%               0%         5%        10%       70%        80%         90%        100%        100%        110%
 96%            97%               0%         0%         0%       60%        70%         80%         90%         90%        100%
 95%            96%               0%         0%         0%       35%        60%         70%         80%         85%         90%
                95%               0%         0%         0%       10%        35%         60%         70%         80%         80%
---------------------------------------------------------------------------------------------------------------------------------
                    BONUS PAYOUT % IS DETERMINED BY INTERSECTING REVENUE ATTAINMENT ROW & PRETAX % COLUMN.
---------------------------------------------------------------------------------------------------------------------------------

                                                                                                                        ATTACHMENT B
3. REVENUE/PRETAX INCOME MARGIN % - DOMESTIC (AS APPLICABLE)

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
   Revenue Attainment                            1998 Pretax Income Margin Percentage - DOMESTIC RESULTS
       vs. Target                                            = or >
= or >         (less than)         (0.9%)     (0.6%)     (0.3%)     0.0%       0.3%        0.6%        0.9%        1.2%        1.5%
--------------------------
= or >         (less than)         12.0%      12.3%      12.6%     12.9%      13.2%       13.5%       13.8%       14.1%       14.4%
-----------------------------------------------------------------------------------------------------------------------------------
                          ---------------------------------------------------------------------------------------------------------
 110%                             103%       105%       140%      150%       160%        170%        180%        190%        200%
 109%                110%         102%       104%       135%      145%       155%        165%        175%        185%        195%
 108%                109%         101%       103%       130%      140%       150%        160%        170%        180%        190%
 107%                108%         100%       102%       125%      135%       145%        155%        165%        175%        185%
 106%                107%          95%       101%       120%      130%       140%        150%        160%        170%        180%
 105%                106%          85%       100%       115%      125%       135%        145%        155%        165%        175%
 104%                105%          75%        95%       110%      120%       130%        140%        150%        160%        170%
 103%                104%          65%        85%       105%      115%       125%        135%        145%        155%        165%
 102%                103%          40%        75%       100%      110%       120%        130%        140%        150%        160%
 101%                102%          15%        65%        95%      105%       115%        125%        135%        145%        155%
 100%                101%           0%        40%        85%      100%       110%        120%        130%        140%        150%
 99%                 100%           0%        15%        75%       90%       105%        115%        125%        135%        145%
 98%                  99%           0%         0%        65%       80%       100%        110%        120%        130%        140%
 97%                  98%           0%         0%        40%       70%        95%        105%        115%        125%        135%
 96%                  97%           0%         0%        15%       60%        85%        100%        110%        120%        130%
 95%                  96%           0%         0%         0%       35%        75%         95%        105%        115%        125%
                      95%           0%         0%         0%       10%        65%         85%        100%        110%        120%
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
                    BONUS PAYOUT % IS DETERMINED BY INTERSECTING REVENUE ATTAINMENT ROW & PRETAX % COLUMN.
---------------------------------------------------------------------------------------------------------------------------------


3. REVENUE/PRETAX INCOME MARGIN % - INTERNATIONAL (AS APPLICABLE)

--------------------------------------------------------------------------------------------------------------------------------
 Net Revenue Attainment     1998 Pretax Income Margin Percentage - INTERNATIONAL RESULTS
       vs. Target                                              = or >
= or >         (less than)       5.2%       6.2%       7.2%      8.2%       8.7%        9.2%        9.7%       10.2%       10.7%
--------------------------------------------------------------------------------------------------------------------------------
                            ----------------------------------------------------------------------------------------------------
 120%                 0%        18%        65%       104%      140%       155%        165%        175%        185%        200%
 118%                120%       15%        60%       103%      136%       151%        161%        171%        181%        196%
 116%                118%       12%        55%       102%      132%       147%        157%        167%        177%        192%
 114%                116%        9%        50%       101%      128%       143%        153%        163%        173%        188%
 112%                114%        6%        45%       100%      124%       139%        149%        159%        169%        184%
 110%                112%        3%        40%        90%      120%       135%        145%        155%        165%        180%
 108%                110%        0%        35%        80%      116%       131%        141%        151%        161%        176%
 106%                108%        0%        30%        70%      112%       127%        137%        147%        157%        172%
 104%                106%        0%        25%        60%      108%       123%        133%        143%        153%        168%
 102%                104%        0%        20%        50%      104%       119%        129%        139%        149%        164%
 100%                102%        0%        15%        40%      100%       115%        125%        135%        145%        160%
 95%                 100%        0%        10%        30%       90%       110%        120%        130%        135%        150%
 90%                  95%        0%         0%        20%       80%       100%        110%        120%        130%        140%
 85%                  90%        0%         0%        10%       70%        80%        100%        110%        120%        130%
 80%                  85%        0%         0%         0%       45%        70%         80%        100%        110%        120%
 75%                  80%        0%         0%         0%       20%        60%         70%         80%        100%        110%
                      75%        0%         0%         0%       10%        50%         60%         70%         80%        100%
--------------------------------------------------------------------------------------------------------------------------------
                    BONUS PAYOUT % IS DETERMINED BY INTERSECTING REVENUE ATTAINMENT ROW & PRETAX % COLUMN.
--------------------------------------------------------------------------------------------------------------------------------

                                                                    ATTACHMENT B
4. A/R DAYS - CONSOLIDATED

-----------------------------------------
    DAYS ATTAINED
      vs. TARGET            % BONUS
-----------------------
(less than) or =             EARNED
-----------------------------------------

         (B)                  (B)
          93                 100%
          94                  80%
          95                  60%
          96                  40%
          97                  20%
          98                  0%
-----------------------------------------


(B) For each day under the Target, the bonus % will increase by an additional 10%, up to a maximum payout of 300% of the A/R Days Bonus Potential

5. A/R DAYS - DOMESTIC (AS APPLICABLE)

-----------------------------------------
    DAYS ATTAINED
      vs. TARGET            % BONUS
-----------------------
(less than) or =            EARNED
-----------------------------------------

         (B)                  (B)
          82                 100%
          83                  80%
          84                  60%
          85                  40%
          86                  20%
          87                  0%
-----------------------------------------

(B) For each day under the Target, the bonus % will increase by an additional 10%, up to a maximum payout of 300% of the A/R Days Bonus Potential


5. A/R DAYS - INTERNATIONAL (AS APPLICABLE)

-----------------------------------------
    DAYS ATTAINED
      vs. TARGET            % BONUS
-----------------------
(less than) or =            EARNED
-----------------------------------------

         (B)                  (B)
         135                 100%
         133                  80%
         131                  60%
         129                  40%
         127                  20%
         125                  0%
-----------------------------------------

(B) For each day under the Target, the bonus % will increase by an additional 10%, up to a maximum payout of 300% of the A/R Days Bonus Potential

                           Schedule to Exhibit (10)

An SMS Senior Management Incentive Compensation Plan for the plan year ended December 31, 1998 in the form presented in the preceding pages was implemented for each of the following executive officers of the Company during the reporting period. Under each plan, 90% of the base bonus value is based upon performance against corporate and focus area (consisting of certain segments of business operations) sales, revenue, pre-tax income margin, and accounts receivable days. The relative weighting and combination of these performance factors vary for each individual, with an emphasis on the individual's particular area of business operations. The remaining 10% of the base bonus value is tied to subjective considerations of managerial performance against certain pre-defined goals.


                                             V. Brewster Jones
                                             Terrence W. Kyle
                                             Francis W. Lavelle
                                             David F. Perri
                                             Guillermo N. Ramas, Sr.